UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2012 (July 27, 2012)

Oxford Resource Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-34815	77-0695453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

41 South High Street, Suite 3450

Columbus, OH 43215

(Address of principal executive office) (Zip Code)

(614) 643-0314

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On July 27, 2012, Oxford Resource Partners, LP (“Oxford”) issued a press release announcing that it declared a cash distribution of $0.4375 per common unit for the quarter ended June 30, 2012. Oxford additionally announced that it declared a cash distribution of $0.10 per subordinated unit for the quarter ended June 30, 2012. In the press release, Oxford also disclosed that it would announce earnings for the second quarter ended June 30, 2012 before the market opens on Tuesday, August 7, 2012, and will hold a conference call at 10:00 a.m. Eastern Time on the same day to review the results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The distributions will be paid on August 14, 2012 to all common and subordinated unitholders of record as of the close of business on August 7, 2012. The common units distribution is equal to the minimum quarterly distribution for common unitholders set forth in Oxford’s partnership agreement of $0.4375 per unit, or $1.75 per unit on an annualized basis.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 includes “forward-looking statements” — that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan” or “will” or other similar words. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, you should refer to Oxford’s SEC filings. Oxford undertakes no obligation and does not intend to update any forward-looking statements, whether as a result of new information or future events. All forward-looking statements are qualified in their entirety by this cautionary statement.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Oxford filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated July 27, 2012, titled Oxford Resource Partners, LP Announces Second Quarter 2012 Common and Subordinated Unitholder Distributions – Partnership to Report Second Quarter 2012 Financial Results on August 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Oxford Resource Partners, LP

	By:	Oxford Resources GP, LLC,
its general partner

Dated: July 27, 2012	By:	/s/ Jeffrey M. Gutman
		Name:	Jeffrey M. Gutman
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Press Release dated July 27, 2012, titled Oxford Resource Partners, LP Announces Second Quarter 2012 Common and Subordinated Unitholder Distributions – Partnership to Report Second Quarter 2012 Financial Results on August 7, 2012